                                                                     Exhibit 2.8








                         TRANSFIELD - STOLT COMEX SEAWAY
                                  JOINT VENTURE


                             JOINT VENTURE ACCOUNTS


                                  30 JUNE 1997

                    TRANSFIELD - STOLT COMEX SEAWAY JOINT VENTURE

                INDEPENDENT AUDIT REPORT TO THE JOINT VENTURE PARTIES

Scope

We have audited the financial statements of the Transfield-Stolt Comex Seaway Joint Venture for the financial year ended 30 June 1997 as set out on pages 2 to 11 pursuant to Clause 8.1 of the Joint Venture Agreement. The Joint Venture Manager is responsible for the financial statements. We have conducted an independent audit of these financial statements in order to express an opinion on them to the Joint Venture Parties.

Our audit has been conducted in accordance with Australian Auditing Standards to provide reasonable assurance whether the financial statements are free of material misstatement.. Our procedures included examination, on a test basis, of evidence supporting the amounts and other disclosures in the financial statements, and the evaluation of accounting policies and significant accounting estimates. These procedures have been undertaken to form an opinion as to whether, in all material respects, the financial statements are presented fairly in accordance with Accounting Standards and other professional reporting requirements (Urgent Issues Group Consensus Views) so as to present a view which is consistent with our understanding of the Joint Venture's financial position, the results of its operations and its cash flows.

The audit opinion expressed in this report has been formed on the above basis.

Audit Opinion

In our opinion, the financial statements of the Transfield - Stolt Comex Seaway Joint Venture are properly drawn up :

(a) so as to give a true and fair view of the Joint Venture's state of affairs as at 30 June 1997 and its loss and cash flows for the financial year ended on that date;

(b) the accounting records of the Joint Venture have been properly maintained in accordance with the requirements of the Joint Venture Agreement; and

(c) in accordance with applicable Accounting Standards and other mandatory professional reporting requirements.



COOPERS & LYBRAND
Chartered Accountants


Mark C Turner
Partner


Perth, Western Australia
10 November 1997

                  TRANSFIELD - STOLT COMEX SEAWAY JOINT VENTURE

                            STATEMENT BY THE MANAGER


In the opinion of the Joint Venture Management Committee:

(a) the Joint Venture accounts have been prepared in accordance with the terms of Clause 8.1 of the Joint Venture Agreement dated 11 January 1994 and are properly drawn up in accordance with the provisions of the Agreement so as to present fairly the financial position of the Joint Venture as at 30 June 1997 and its loss for the year then ended; and

(b) the accounting records of the Joint Venture have been properly maintained in accordance with the requirements of the Joint Venture Agreement.








Representative
Joint Venture Management Committee
TRANSFIELD CONSTRUCTION PTY LTD
10 November 1997







Representative
Joint Venture Management Committee
STOLT COMEX SEAWAY AUSTRALIA PTY LTD
10 November 1997

                  TRANSFIELD - STOLT COMEX SEAWAY JOINT VENTURE
                             PROFIT AND LOSS ACCOUNT
                         FOR THE YEAR ENDED 30 JUNE 1997


                                                                                     Year Ended          Year Ended
                                                                                   30 June 1997        30 June 1996
                                                                                       A $' 000            A $' 000

Operating (loss)/profit                                                                   (228)               3,093
                                                                                          ----              -------
Retained profits at the beginning of the financial year                                     747               8,654
                                                                                          ----              -------

Total profits available for appropriation                                                   519              11,747

Profit distributions made during the year                                                 (300)            (11,000)
                                                                                          ----              -------

Retained profits at the end of the year                                                     219                 747
                                                                                          ----              -------
                                                                                          ----              -------





The above profit and loss account should be read in conjunction with the accompanying notes.

                  TRANSFIELD - STOLT COMEX SEAWAY JOINT VENTURE
                                 BALANCE SHEET
                               AS AT 30 JUNE 1997

                                                                                    Year ended         Year ended
                                                                   Notes          30 June 1997       30 June 1996
CURRENT ASSETS                                                                        A $' 000          A  $' 000
      Cash                                                             3                   296                832
      Receivables                                                      4                     4                104
                                                                                       -------            -------
Total Current Assets                                                                       300                936
                                                                                       -------            -------

NON-CURRENT ASSETS

      Plant and equipment                                              5                     -                 36
                                                                                       -------            -------
TOTAL ASSETS                                                                               300                972
                                                                                       -------            -------

CURRENT LIABILITIES

      Creditors and borrowings                                         6                    81                220
      Provisions                                                       7                     -                  5
                                                                                       -------            -------

Total Current Liabilities                                                                   81                225
                                                                                       -------            -------

NET ASSETS UNDER THE CONTROL
OF THE JOINT VENTURE COMMITTEE                                                             219                747
                                                                                       -------            -------
                                                                                       -------            -------


JOINT VENTURE PARTIES' EQUITY

      Retained profits                                                                     219                747
                                                                                       -------            -------

TOTAL JOINT VENTURE PARTIES' EQUITY                                                        219                747
                                                                                       -------            -------
                                                                                       -------            -------

      Contingent liabilities                                           8
      Capital commitments                                             11


The above balance sheet should be read in conjunction with the accompanying notes.

                  TRANSFIELD - STOLT COMEX SEAWAY JOINT VENTURE
                             STATEMENT OF CASHFLOWS
                             YEAR ENDED 30 JUNE 1997


                                                                                      1997             1996
                                                                      Notes          A $'000         A $'000

Cash Flows from Operating Activities

      Receipts from Customers                                                         1,124          55,399
      Payments to suppliers and employees                                            (1,418)        (47,068)
                                                                                     ------         -------
                                                                                       (294)          8,331

      Interest received                                                                  27             175
Net cash (outflow) inflow from operating activies                        12            (267)          8,506
                                                                                     ------         -------

Cash Flows from Investing Activities

      Payments for property, plant and equipment                                          -              (8)
      Proceeds from sale of property, plant and equipment                                31              17
                                                                                     ------         -------
Net cash inflow from investing activies                                                  31               9
                                                                                     ------         -------

Cash Flows from Financing Activities

      Distributions to Joint Venture Parties                                           (300)        (11,000)
                                                                                     ------         -------

Net cash outflow from financing activities                                             (300)        (11,000)
                                                                                     ------         -------


Net Decrease in Cash Held                                                              (536)         (2,485)
Cash at the beginning of the financial year                                             832           3,317
                                                                                     ------         -------
Cash at the End of the Financial Year                                                   296             832
                                                                                     ------         -------
                                                                                     ------         -------



The above statement of cash flows should be read in conjunction with the accompanying notes.

                  TRANSFIELD - STOLT COMEX SEAWAY JOINT VENTURE
                             NOTES TO THE ACCOUNTS
                         FOR THE YEAR ENDED 30 JUNE 1997


1.     JOINT VENTURE AGREEMENT

       (a)    Commencement

              The Transfield - Stolt Comex Seaway Joint Venture was formed under the Joint Venture Agreement dated 11 January 1994 between Transfield Construction Pty Ltd and Stolt Comex Seaway Australia Pty Ltd.

       (b)    The Participants

              Under the terms of the Joint Venture Agreement the participating interests of the Joint Venture Parties are equal.

       (c)    Current Position

              At 30 June 1997 the Joint Venture has completed all its projects including the maintenance period on the major project completed in November 1995. There are no immediate projects in view and the Joint Venture Management Committee have decided to leave the Joint Venture in a dormant state until the market for its services picks up.


2.     ACCOUNTING POLICIES

       This general purpose financial report has been prepared in accordance with Accounting Standards and other mandatory professional reporting requirements (Urgent Issues Group Consensus Views).

       It has been prepared by the Joint Venture Management Committee in accordance with the historical cost convention, for distribution to the participants in accordance with the Joint Venture Agreement dated 11 January 1994. The accounting policies adopted are consistent with those of the previous year.

       Significant accounting policies are described below.

       (a)    US GAAP

              In Australia, financial statements of joint ventures are prepared in accordance with accounting standards issued by the Australian Accounting Research Foundation ("A GAAP"). Financial statements in the United States are prepared in accordance with accounting principles generally accepted in the United States ("US GAAP").

              These financial statements have been drawn up in compliance with A GAAP, however, no material measurement differences have been noted that would impact the reported financial position, operating profit/(Loss) and cash flows if such financial statements were prepared in accordance with US GAAP.

                  TRANSFIELD - STOLT COMEX SEAWAY JOINT VENTURE
                             NOTES TO THE ACCOUNTS
                         FOR THE YEAR ENDED 30 JUNE 1997

       (b)    Foreign Currency Translation

              The financial statements to which these notes relate are presented in Australian dollars ('$').

              Foreign currency transactions are initially translated into Australian currency at the rate of exchange at the date of the transaction. At balance date, amounts payable to and by the company in foreign currencies are translated to Australian currency at the rates of exchange current at balance date. Resulting exchange differences are brought to account in determining the profit or loss for the period.

       (c)    Employee Entitlement

              Liabilities for wages, salaries, annual leave, long service leave, termination payments, other payments prescribed by the contracts of employment and superannuation are measured as the amounts unpaid at the reporting date at current pay rates in respect of employees' service to that date.

       (d)    Depreciation of Plant and Equipment.

              Depreciation is calculated on a diminishing value basis to write off the net cost of each item of property, plant and equipment over its expected useful life.

       (e)    Inventories

              Inventories of consumable items are recorded at the lower of cost and net realisable value.

       (f)    Work in Progress

              Work in progress is calculated on the percentage complete basis of each construction millstone, less progress billings at the balance sheet date.

       (g)    Provision for Losses

              Due provisions made in full to provide for any estimated losses on parts of all offshore works to be completed after the end of the current period.

       (h)    Income Tax

              As the Joint Venture is not a separate legal entity no income tax is payable by the Joint Venture and accordingly no provision for income tax has been raised in this financial report. Any tax payable is to be accounted for by each Joint Venture Party.

       (i)    Cash

              For purposes of the statement of cash flows, cash includes deposits at call which are readily convertible to cash on hand and which are used in the cash management function on a day-to-day basis, where applicable, net of outstanding bank overdrafts.

                  TRANSFIELD - STOLT COMEX SEAWAY JOINT VENTURE
                              NOTES TO THE ACCOUNTS
                         FOR THE YEAR ENDED 30 JUNE 1997


                                                                   Year ended         Year ended
                                                                      30 June            30 June
                                                                         1997               1996
                                                                     A $' 000           A $' 000
                                                                   ----------         ----------
3.    CURRENT ASSETS - Cash

      Cash at bank and on hand..................................          296                832
                                                                   ----------         ----------
                                                                   ----------         ----------

4.    CURRENT ASSETS - Receivables

      Trade debtors - SCS Group Related.........................            2                 85
      Trade debtors - Transfield Group Related..................            2                 17
      Other debtors.............................................            -                  2
                                                                   ----------         ----------
                                                                            4                104
                                                                   ----------         ----------
                                                                   ----------         ----------
5.    PLANT AND EQUIPMENT

      Plant and equipment - at cost.............................            -                179
      Less: Accumulated depreciation............................            -                143
                                                                   ----------         ----------
                                                                            -                 36
                                                                   ----------         ----------
                                                                   ----------         ----------
6.    CURRENT LIABILITIES - Creditors and Borrowings

      Trade creditors - external................................            1                 28
      Trade creditors - SCS Group related.......................           33               (25)
      Trade creditors - Transfield Group related................           27                 19
      Accrued Charges...........................................           20                198
                                                                   ----------         ----------
                                                                           81                220
                                                                   ----------         ----------
                                                                   ----------         ----------
7.    CURRENT LIABILITIES - Provisions

      Payroll provisions and accruals...........................            -                  5
                                                                   ----------         ----------
                                                                            -                  5
                                                                   ----------         ----------
                                                                   ----------         ----------
8.    CONTINGENT LIABILITIES

      None

9.    LEASE COMMITMENTS

      There were no operating leases in place during the period or at the year end.



                  TRANSFIELD - STOLT COMEX SEAWAY JOINT VENTURE
                              NOTES TO THE ACCOUNTS
                         FOR THE YEAR ENDED 30 JUNE 1997


                                                                   Year ended        Year ended
                                                                      30 June           30 June
                                                                     A $' 000          A $' 000
                                                                   ----------         ----------
10.   AUDITORS REMUNERATION

Amounts due to the Auditors for the year ended 30 June 1997

Auditing the Accounts of the Joint Venture......................            4                 4
Other Services..................................................            6                 6
                                                                   ----------         ----------
                                                                           10                10
                                                                   ----------         ----------
                                                                   ----------         ----------
11.   CAPITAL COMMITMENTS

      The Joint Venture had no outstanding capital commitments at the end of the period

12.   RECONCILIATION OF OPERATING (LOSS) PROFIT TO NET CASH (OUTFLOW)
      INFLOW FROM OPERATING ACTIVITIES

                                                                         1997               1996
                                                                        $'000              $'000
                                                                   ----------         ----------

      Operating (loss) profit                                           (228)              3,093
      Depreciation and amortisation                                        4                  20
      Net loss (profit) on sale of non-current assets                      1                  (7)
      Changes in operating assets and liabilities                        (44)              5,400
                                                                   ----------         ----------
      Net cash (outflow) inflow from operating activities               (267)              8,506
                                                                   ----------         ----------
                                                                   ----------         ----------

                  TRANSFIELD - STOLT COMEX SEAWAY JOINT VENTURE
                             NOTES TO THE ACCOUNTS
                         FOR THE YEAR ENDED 30 JUNE 1997

13.   RELATED PARTIES

      Joint Venture Operations

      The Joint Venture was formed between Transfield Construction Pty Ltd and Stolt Comex Seaway (Australia) Pty Ltd in 1994. The Joint Venture is owned 50% by each of the parties, and the profits and losses arising from the Joint Venture are distributed according to their ownership percentages. In 1995, the Joint Venture was created with a capital contribution by Stolt Comex Seaway (Australia) Pty Ltd in the amount of $650,000 and an amount of $854,000 from Transfield Construction Pty Ltd which was repaid during the first year of operations.

      Managers

      The following entities acted as manager of the Joint Venture during the financial year:

      Transfield Construction Pty Ltd
      Stolt Comex Seaway (Australia) Pty Ltd

      Other Related Parties

      A Joint Venture Party, Transfield Construction Pty Ltd, has provided construction services to the Transfield - Stolt Comex Seaway Joint Venture for several years on commercial terms and conditions.

      A Joint Venture Party, Stolt Comex Seaway (Australia) Pty Ltd, has provided vessel services to the Transfield - Stolt Comex Seaway Joint Venture for several years on commercial terms and conditions.

      The Joint Venture has traded with other related parties as follows:

      The aggregate amounts included in the determination of operating profit before income tax that resulted from transactions with the related parties were:

                  TRANSFIELD - STOLT COMEX SEAWAY JOINT VENTURE
                             NOTES TO THE ACCOUNTS
                         FOR THE YEAR ENDED 30 JUNE 1997


                                                                          1997               1996
                                                                         A$'000             A$'000
                                                                       ----------         ----------
            Fabrication and Construction Expenditure
                Transfield Construction Pty Ltd....................         48               284
                Transfield Holdings Pty Ltd........................          -                23
                Transfield Property Pty Ltd........................          -                56
                Transfield Shipping Pty Ltd........................          -                54

            Vessel and Equipment Expenditure
                Stolt Comex Seaway Australia Pty Ltd...............         687            11,440
                Stolt Comex Seaway SA..............................           -               263
                Stolt Comex Seaway Limited.........................           -             1,183

        The aggregate amounts brought to account in relation to other transactions with each of the related parties

            Trade Creditors
                Transfield Construction Pty Ltd....................          27                19
                Transfield Holdings Pty Ltd........................           -                 -
                Transfield Property Pty Ltd........................           -                 -
                Transfield Ship Building Pty Ltd...................           -                 -
                Transfield Victoria Pty Ltd........................           -                 -
                Stolt Comex Seaway Australia Pty Ltd...............          33               (25)
                Stolt Comex Seaway SA..............................           -
                Stolt Comex Seaway Limited.........................           -

            Trade Debtors
                Transfield Construction Pty Ltd....................           2                17
                Stolt Comex Seaway Australia Pty Ltd...............           2                85

            Distribution to Joint Parties
                Transfield Construction Pty Ltd....................         150             5,500
                Stolt Comex Seaway Australia Pty Ltd...............         150             5,500

                         TRANSFIELD - STOLT COMEX SEAWAY
                                  JOINT VENTURE

                             JOINT VENTURE ACCOUNTS

                                  30 JUNE 1996

                  TRANSFIELD - STOLT COMEX SEAWAY JOINT VENTURE

              INDEPENDENT AUDIT REPORT TO THE JOINT VENTURE PARTIES

Scope

We have audited the financial statements of the Transfield - Stolt Comex Seaway Joint Venture for the financial year ended 30 June 1996 as set out on pages 2 to 11 pursuant to Clause 8.1 of the Joint Venture Agreement. The Joint Venture Manager is responsible for the financial statements. We have conducted an independent audit of these financial statements in order to express an opinion on them to the Joint Venture Parties.

Our audit has been conducted in accordance with Australian Auditing Standards to provide reasonable assurance whether the financial statements are free of material misstatement.. Our procedures included examination, on a test basis, of evidence supporting the amounts and other disclosures in the financial statements, and the evaluation of accounting policies and significant accounting estimates. These procedures have been undertaken to form an opinion as to whether, in all material respects, the financial statements are presented fairly in accordance with Accounting Standards and other professional reporting requirements (Urgent Issues Group Consensus Views) so as to present a view which is consistent with our understanding of the Joint Venture's financial position, the results of its operations and its cash flows.

The audit opinion expressed in this report has been formed on the above basis.

Audit Opinion

In our opinion, the financial statements of the Transfield - Stolt Comex Seaway Joint Venture are properly drawn up :

(a) so as to give a true and fair view of the Joint Venture's state of affairs as at 30 June 1996 and its profit and cash flows for the financial year ended on that date;

(b) the accounting records of the Joint Venture have been properly maintained in accordance with the requirements of the Joint Venture Agreement; and

(c) in accordance with applicable Accounting Standards and other mandatory professional reporting requirements.

COOPERS & LYBRAND
Chartered Accountants

Mark C Turner
Partner

Perth, Western Australia
10 November 1997

                  TRANSFIELD - STOLT COMEX SEAWAY JOINT VENTURE

                            STATEMENT BY THE MANAGER

In the opinion of the Joint Venture Management Committee:

(a) the Joint Venture accounts have been prepared in accordance with the terms of Clause 8.1 of the Joint Venture Agreement dated 11 January 1994 and are properly drawn up in accordance with the provisions of the Agreement so as to present fairly the financial position of the Joint Venture as at 30 June 1996 and its profit for the year then ended; and

(b) the accounting records of the Joint Venture have been properly maintained in accordance with the requirements of the Joint Venture Agreement.

Representative
Joint Venture Management Committee
TRANSFIELD CONSTRUCTION PTY LTD
10 November 1997








Representative
Joint Venture Management Committee
STOLT COMEX SEAWAY AUSTRALIA PTY LTD
Perth, Western Australia
10 November 1997

                  TRANSFIELD - STOLT COMEX SEAWAY JOINT VENTURE

                             PROFIT AND LOSS ACCOUNT

                         FOR THE YEAR ENDED 30 JUNE 1996


                                                                          Year Ended       Period from
                                                                        30 June 1996   11 January 1994
                                                                                       to 30 June 1995
                                                                            A $' 000          A $' 000

Operating profit                                                               3,093             8,654

Retained profits at the beginning of the financial year/period

                                                                               8,654                 -
                                                                     ---------------- -----------------

Total profits available for appropriation                                     11,747             8,654


Profit distributions made during the year/period                            (11,000)                 -
                                                                     ---------------- -----------------


Retained profits at the end of the year/period                                   747             8,654
                                                                     ---------------- -----------------
                                                                     ---------------- -----------------



The above profit and loss account should be read in conjunction with the accompanying notes.

                  TRANSFIELD - STOLT COMEX SEAWAY JOINT VENTURE

                                  BALANCE SHEET

                               AS AT 30 JUNE 1996


                                         Notes          30 June 1996       30 June 1995
CURRENT ASSETS                                               A $'000            A $'000

      Cash                                   3                   832              3,317
      Receivables                            4                   104              6,327
      Work in Progress                       5                     -             13,298
      Inventories                            6                     -                658
                                                    -----------------  -----------------
Total Current Assets                                             936             23,600
                                                    -----------------  -----------------

NON-CURRENT ASSETS

      Plant and equipment                    7                    36                 58
                                                    -----------------  -----------------

TOTAL ASSETS                                                     972             23,658
                                                    -----------------  -----------------

CURRENT LIABILITIES

      Creditors and borrowings               8                   220             14,074
      Provisions                             9                     5                930
                                                    -----------------  -----------------

Total Current Liabilities                                        225             15,004
                                                    -----------------  -----------------

NET ASSETS UNDER THE CONTROL

OF THE JOINT VENTURE COMMITTEE                                   747              8,654
                                                    -----------------  -----------------
                                                    -----------------  -----------------

JOINT VENTURE PARTIES' EQUITY

      Retained profits                                           747              8,654
                                                    -----------------  -----------------
                                                                 747              8,654

TOTAL JOINT VENTURE PARTIES' EQUITY                              747              8,654
                                                    -----------------  -----------------
                                                    -----------------  -----------------

      Contingent liabilities                10
      Capital commitments                   13

The above balance sheet should be read in conjunction with the accompanying notes.

                  TRANSFIELD - STOLT COMEX SEAWAY JOINT VENTURE

                             STATEMENT OF CASHFLOWS

                             YEAR ENDED 30 JUNE 1996



                                                                                                           Period from
                                                                                                       11 January 1994
                                                                                                                 to 30
                                                                                       1996                  June 1995
                                                                     Notes            A$'000                    A$'000

Cash Flows from Operating Activities

    Receipts from Customers                                                            55,399            54,801
    Payments to suppliers and employees                                               (47,068)          (51,363)
                                                                                   --------------    ------------------
                                                                                        8,331             3,438
    Interest received                                                                     175                82
                                                                                   --------------    ------------------
Net cash inflow from operating activies                                 14              8,506             3,520
                                                                                   --------------    ------------------


Cash Flows from Investing Activities

    Payments for property, plant and equipment                                             (8)             (203)
    Proceeds from sale of property, plant and equipment                                    17                 -
                                                                                   --------------    ------------------
Net cash inflow (outflow) from investing activies                                           9              (203)
                                                                                   --------------    ------------------


Cash Flows from Financing Activities

    Distributions to Joint Venture Parties                                            (11,000)              -

                                                                                   --------------    ------------------
Net cash outflow from financing activities                                            (11,000)              -
                                                                                   --------------    ------------------


Net (Decrease) Increase in Cash Held                                                   (2,485)            3,317
Cash at the beginning of the financial year                                             3,317                 -
                                                                                   --------------    ------------------
                                                                                   --------------    ------------------

Cash at the End of the Financial Year                                                     832             3,317
                                                                                   --------------    ------------------
                                                                                   --------------    ------------------








The above statement of cash flows should be read in conjunction with the accompanying notes.

                  TRANSFIELD - STOLT COMEX SEAWAY JOINT VENTURE
                              NOTES TO THE ACCOUNTS
                         FOR THE YEAR ENDED 30 JUNE 1996


1.     JOINT VENTURE AGREEMENT

       (a)    Commencement

              The Transfield - Stolt Comex Seaway Joint Venture was formed under the Joint Venture Agreement dated 11 January 1994 between Transfield Construction Pty Ltd and Stolt Comex Seaway Australia Pty Ltd.

       (b)    The Participants

              Under the terms of the Joint Venture Agreement the participating interests of the Joint Venture Parties are equal.

2.     ACCOUNTING POLICIES

       This general purpose financial report has been prepared in accordance with Accounting Standards and other mandatory professional reporting requirements (Urgent Issues Group Consensus Views).

       It has been prepared by the Joint Venture Management Committee in accordance with the historical cost convention, for distribution to the participants in accordance with the Joint Venture Agreement dated 11 January 1994. The accounting policies adopted are consistent with those of the previous year.

       Significant accounting policies are described below.

       (a)    US GAAP

              In Australia, financial statements of joint ventures are prepared in accordance with accounting standards issued by the Australian Accounting Research Foundation ("A GAAP"). Financial statements in the United States are prepared in accordance with accounting principles generally accepted in the United States ("US GAAP").

              These financial statements have been drawn up in compliance with A GAAP, however, no material measurement differences have been noted that would impact the reported financial position, operating profit or cash flows

       (b)    Foreign Currency Translation

              The financial statements to which these notes relate are presented in Australian dollars ($').

              Foreign currency transactions are initially translated into Australian currency at the rate of exchange at the date of the transaction. At balance date, amounts payable to and by the company in foreign currencies are translated to Australian currency at the rates of exchange current at balance date. Resulting exchange differences are brought to account in determining the profit or loss for the period.

                            TRANSFIELD - STOLT COMEX SEAWAY JOINT VENTURE
                                        NOTES TO THE ACCOUNTS
                                   FOR THE YEAR ENDED 30 JUNE 1996

        (c)   Employee Entitlement

              Liabilities for wages, salaries, annual leave, long service leave, termination payments, other payments prescribed by the contracts of employment and superannuation are measured as the amounts unpaid at the reporting date at current pay rates in respect of employees' service to that date.

       (d)    Depreciation of Plant and Equipment.

              Depreciation is calculated on a diminishing value basis to write off the net cost of each item of property, plant and equipment over its expected useful life.

       (e)    Inventories

              Inventories of consumable items are recorded at the lower of cost and net realisable value.

       (f)    Work in Progress

              Work in progress is calculated on the percentage complete basis of each construction millstone, less progress billings at the balance sheet date.

       (g)    Provision for Losses

              Due provisions made in full to provide for any estimated losses on parts of all offshore works to be completed after the end of the current period.

       (h)    Income Tax

              As the Joint Venture is not a separate legal entity no income tax is payable by the Joint Venture and accordingly no provision for income tax has been raised in this financial report. Any tax payable is to be accounted for by each Joint Venture Party.

       (i)    Cash

              For purposes of the statement of cash flows, cash includes deposits at call which are readily convertible to cash on hand and which are used in the cash management function on a day-to-day basis, where applicable, net of outstanding bank overdrafts.

                  TRANSFIELD - STOLT COMEX SEAWAY JOINT VENTURE
                              NOTES TO THE ACCOUNTS
                         FOR THE YEAR ENDED 30 JUNE 1996


                                                                  30 June 1996         30 June 1995
                                                                      A $' 000             A $' 000

3.    CURRENT ASSETS - Cash

      Cash at bank and on hand                                             832                3,317
                                                              -----------------   ------------------
                                                              -----------------   ------------------

4.    CURRENT ASSETS - Receivables

      Trade debtors - External                                               -                5,976
      Trade debtors - SCS Group Related                                     85                  234
      Trade debtors - Transfield Group Related                              17                   14
      Other debtors                                                          2                  103
                                                              -----------------   ------------------
                                                                           104                6,327
                                                              -----------------   ------------------
                                                              -----------------   ------------------

5.    CURRENT ASSETS - Work in Progress

      Gross amount                                                           -               74,421
      Less:  Progress payments billed                                        -               61,123
                                                              -----------------   ------------------
                                                                             -               13,298
                                                              -----------------   ------------------
                                                              -----------------   ------------------

6.    CURRENT ASSETS - Inventories

      Fuel and gas stocks                                                    -                  658
                                                              -----------------   ------------------
                                                              -----------------   ------------------

7.    PLANT AND EQUIPMENT

      Plant and equipment - at cost                                        179                  203
      Less: Accumulated depreciation                                       143                  145
                                                              -----------------   ------------------
                                                                            36                   58
                                                              -----------------   ------------------
                                                              -----------------   ------------------

8.    CURRENT LIABILITIES - Creditors and Borrowings

      Trade creditors - external                                            28                6,486
      Trade creditors - SCS Group related                                 (25)                7,178
      Trade creditors - Transfield Group related                            19                  410
      Accrued Charges                                                      198                    -
                                                              -----------------   ------------------
                                                                           220               14,074
                                                              -----------------   ------------------
                                                              -----------------   ------------------

                  TRANSFIELD - STOLT COMEX SEAWAY JOINT VENTURE
                              NOTES TO THE ACCOUNTS
                         FOR THE YEAR ENDED 30 JUNE 1996


                                                                                     30 June 1996       30 June 1995
                                                                                         A $' 000           A $' 000

9.    CURRENT LIABILITIES - Provisions

      Payroll provisions and accruals                                                           5                930
                                                                                 ----------------- ------------------
                                                                                 ----------------- ------------------
10.   CONTINGENT LIABILITIES

      The Joint Venture Principals maintain the defects liability guarantees in their own names.

11.   LEASE COMMITMENTS

      There were no operating leases in place during the period or at the year end.

12.   AUDITORS REMUNERATION

      Amounts due to the Auditors for the year ended 30 June 1996

      Auditing the Accounts of the Joint Venture                                                4                  4
      Other Services                                                                            6                  6
                                                                                 ----------------- ------------------
                                                                                               10                 10
                                                                                 ----------------- ------------------
                                                                                 ----------------- ------------------


13.   CAPITAL COMMITMENTS

      The Joint Venture had no outstanding capital commitments at the end of the period

                  TRANSFIELD - STOLT COMEX SEAWAY JOINT VENTURE
                              NOTES TO THE ACCOUNTS
                         FOR THE YEAR ENDED 30 JUNE 1996

14 RECONCILIATION OF OPERATING (LOSS) PROFIT TO NET CASH (OUTFLOW) INFLOW FROM OPERATING ACTIVITIES


                                                                                   1996                   1995
                                                                                   $'000                  $'000

       Operating profit                                                            3,093                   8,654
       Depreciation and amortisation                                                  20                     145
       Net loss (profit) on sale of non-current assets                                (7)                      -
       Changes in operating assets and liabilities                                 5,400                  (5,279)
                                                                                ------------         ----------------
       Net cash (outflow) inflow from operating activities                         8,506                   3,520
                                                                                ------------         ----------------
                                                                                ------------         ----------------



15.   RELATED PARTIES

      Joint Venture Operations

      The Joint Venture was formed between Transfield Construction Pty Ltd and Stolt Comex Seaway (Australia) Pty Ltd in 1994. The Joint Venture is owned 50% by each of the parties, and the profits and losses arising from the Joint Venture are distributed according to their ownership percentages. In 1995, the Joint Venture was created with a capital contribution by Stolt Comex Seaway (Australia) Pty Ltd in the amount of $650,000 and an amount of $854,000 from Transfield Construction Pty Ltd which was repaid during the first year of operations.

      Managers

      The following entities acted as manager of the Joint Venture during the financial year:

      Transfield Construction Pty Ltd
      Stolt Comex Seaway (Australia) Pty Ltd

      Other Related Parties

      A Joint Venture Party, Transfield Construction Pty Ltd, has provided construction services to the Transfield - Stolt Comex Seaway Joint Venture for several years on commercial terms and conditions.

                  TRANSFIELD - STOLT COMEX SEAWAY JOINT VENTURE
                              NOTES TO THE ACCOUNTS
                         FOR THE YEAR ENDED 30 JUNE 1996

      A Joint Venture Party, Stolt Comex Seaway (Australia) Pty Ltd, has provided vessel services to the Transfield - Stolt Comex Seaway Joint Venture for several years on commercial terms and conditions.

      The Joint Venture has traded with other related parties as follows:

      The aggregate amounts included in the determination of operating profit before income tax that resulted from transactions with the related parties were:

                                                                            1996             1995
                                                                           A$'000           A$'000

            Fabrication and Construction Expenditure

                Transfield Construction Pty Ltd                               284             1,214
                Transfield Holdings Pty Ltd                                    23                 -
                Transfield Property Pty Ltd                                    56                19
                Transfield Shipping Pty Ltd                                    54                26

            Vessel and Equipment Expenditure

                Stolt Comex Seaway Australia Pty Ltd                       11,440             9,503
                Stolt Comex Seaway SA                                         263             3,907
                Stolt Comex Seaway Limited                                  1,183             1,966

        The aggregate amounts brought to account in relation to other transactions with each of the related parties

            Trade Creditors

                Transfield Construction Pty Ltd                                19               372
                Transfield Property Pty Ltd                                     -                21
                Transfield Ship Building Pty Ltd                                -                16
                Stolt Comex Seaway Australia Pty Ltd                          (25)            4,780
                Stolt Comex Seaway SA                                           -             1,875
                Stolt Comex Seaway Limited                                      -               523

            Trade Debtors

                Transfield Construction Pty Ltd                                17                14
                Stolt Comex Seaway Australia Pty Ltd                           85               234


            Distribution to Joint Parties

                Transfield Construction Pty Ltd                             5,500                 -
                Stolt Comex Seaway Australia Pty Ltd                        5,500                 -

                         TRANSFIELD - STOLT COMEX SEAWAY
                                  JOINT VENTURE

                             JOINT VENTURE ACCOUNTS

                                  30 JUNE 1995

                  TRANSFIELD - STOLT COMEX SEAWAY JOINT VENTURE

              INDEPENDENT AUDIT REPORT TO THE JOINT VENTURE PARTIES

Scope

We have audited the financial statements of the Transfield - Stolt Comex Seaway Joint Venture for the period ended 30 June 1995 as set out on pages 2 to 11 pursuant to Clause 8.1 of the Joint Venture Agreement. The Joint Venture Manager is responsible for the financial statements. We have conducted an independent audit of these financial statements in order to express an opinion on them to the Joint Venture Parties.

Our audit has been conducted in accordance with Australian Auditing Standards to provide reasonable assurance whether the financial statements are free of material misstatement. Our procedures included examination, on a test basis, of evidence supporting the amounts and other disclosures in the financial statements, and the evaluation of accounting policies and significant accounting estimates. These procedures have been undertaken to form an opinion as to whether, in all material respects, the financial statements are presented fairly in accordance with Accounting Standards and other professional reporting requirements (Urgent Issues Group Consensus Views) so as to present a view which is consistent with our understanding of the Joint Venture's financial position, the results of its operations and its cash flows.

The audit opinion expressed in this report has been formed on the above basis.

Audit Opinion

In our opinion, the financial statements of the Transfield - Stolt Comex Seaway Joint Venture are properly drawn up :

(a) so as to give a true and fair view of the Joint Venture's state of affairs as at 30 June 1995 and its profit and cash flows for the period ended on that date;

(b) the accounting records of the Joint Venture have been properly maintained in accordance with the requirements of the Joint Venture Agreement; and

(c) in accordance with applicable Accounting Standards and other mandatory professional reporting requirements.

COOPERS & LYBRAND

Chartered Accountants

Mark C Turner
Partner

Perth, Western Australia
10 November 1997

                  TRANSFIELD - STOLT COMEX SEAWAY JOINT VENTURE

                            STATEMENT BY THE MANAGER

In the opinion of the Joint Venture Management Committee:

(a) the Joint Venture accounts have been prepared in accordance with the terms of Clause 8.1 of the Joint Venture Agreement dated 11 January 1994 and are properly drawn up in accordance with the provisions of the Agreement so as to present fairly the financial position of the Joint Venture as at 30 June 1995 and its profit for the period then ended; and

(b) the accounting records of the Joint Venture have been properly maintained in accordance with the requirements of the Joint Venture Agreement.

Representative

Joint Venture Management Committee

TRANSFIELD CONSTRUCTION PTY LTD
10 November 1997

Representative

Joint Venture Management Committee

STOLT COMEX SEAWAY AUSTRALIA PTY LTD

Perth, Western Australia
10 November 1997

                  TRANSFIELD - STOLT COMEX SEAWAY JOINT VENTURE

                             PROFIT AND LOSS ACCOUNT

                        FOR THE PERIOD ENDED 30 JUNE 1995


                                                                                                                   1995
                                                                                                             A$' 000

Operating profit                                                                                               8,654
                                                                                                               -----

Total profits available for appropriation                                                                      8,654

Profit distributions made during the period                                                                        -
                                                                                                               -----


Retained profits at the end of the period                                                                      8,654
                                                                                                               -----
                                                                                                               -----

The above profit and loss account should be read in conjunction with the accompanying notes.

The accounts are for the period 11 January 1994 to 30 June 1995

                  TRANSFIELD - STOLT COMEX SEAWAY JOINT VENTURE

                                  BALANCE SHEET

                               AS AT 30 JUNE 1995

                                                                   Notes                                     1995
                                                                                                           A$'000

CURRENT ASSETS
      Cash                                                             3                                    3,317
      Receivables                                                      4                                    6,327
      Work in Progress                                                 5                                   13,298
      Inventories                                                      6                                      658
                                                                       -                                      ---
Total Current Assets                                                                                       23,600
                                                                                                           ------
NON-CURRENT ASSETS
      Plant and equipment                                              7                                       58
                                                                       -                                       --
Total Non-current Assets                                                                                       58
                                                                                                               --
TOTAL ASSETS                                                                                               23,658
                                                                                                           ------
CURRENT LIABILITIES
      Creditors and borrowings                                         8                                   14,074
      Provisions                                                       9                                      930
                                                                       -                                      ---
Total Current Liabilities                                                                                  15,004
                                                                                                           ------
NET ASSETS UNDER THE CONTROL
OF THE JOINT VENTURE COMMITTEE                                                                              8,654
                                                                                                            -----
                                                                                                            -----
JOINT VENTURE PARTIES' EQUITY

      Retained profits                                                                                      8,654
                                                                                                            -----
                                                                                                            8,654

TOTAL JOINT VENTURE PARTIES' EQUITY                                                                         8,654
                                                                                                            -----
                                                                                                            -----

      Contingent liabilities                                          10
      Capital commitments                                             14

The above balance sheet should be read in conjunction with the accompanying notes.

                  TRANSFIELD - STOLT COMEX SEAWAY JOINT VENTURE

                             STATEMENT OF CASHFLOWS

                            PERIOD ENDED 30 JUNE 1995

                                                                                                             1995
                                                                     Notes                                 A$'000
Cash Flows from Operating Activities

    Receipts from Customers                                                                             54,801
    Payments to suppliers and employees                                                                  (51,363)
                                                                                                         -------

                                                                                                            3,438

    Interest received                                                                                          82
                                                                                                               --


Net cash inflow from operating activies                                 15                                  3,520
                                                                        --                                  -----


Cash Flows from Investing Activities
    Proceeds from sale of property, plant and equipment                                                     (203)
                                                                                                            ----
Net cash outflow from investing activies                                                                    (203)
                                                                                                            ----


Net Increase in Cash Held                                                                                   3,317
Cash at the beginning of the financial period                                                                  -
                                                                                                            -----
Cash at the End of the Financial Period                                                                   3,317
                                                                                                          -----
                                                                                                          -----



The above statement of cash flows should be read in conjunction with the accompanying notes.

                  TRANSFIELD - STOLT COMEX SEAWAY JOINT VENTURE
                              NOTES TO THE ACCOUNTS

                        FOR THE PERIOD ENDED 30 JUNE 1995

1.     JOINT VENTURE AGREEMENT

       (a)    Commencement

              The Transfield - Stolt Comex Seaway Joint Venture was formed under the Joint Venture Agreement dated 11 January 1994 between Transfield Construction Pty Ltd and Stolt Comex Seaway Australia Pty Ltd. The financial statements of the Joint Venture cover the period 11 January 1994 to 30 June 1995.

       (b)    The Participants

              Under the terms of the Joint Venture Agreement the participating interests of the Joint Venture Parties are equal.

2.     ACCOUNTING POLICIES

       This general purpose financial report has been prepared in accordance with Accounting Standards and other mandatory professional reporting requirements (Urgent Issues Group Consensus Views).

       It has been prepared by the Joint Venture Management Committee in accordance with the historical cost convention, for distribution to the participants in accordance with the Joint Venture Agreement dated 11 January 1994.

       Significant accounting policies are described below.

       (a)    US GAAP

              In Australia, financial statements of joint ventures are prepared in accordance with accounting standards issued by the Australian Accounting Research Foundation ("A GAAP"). Financial statements in the United States are prepared in accordance with accounting principles generally accepted in the United States ("US GAAP").

              These financial statements have been drawn up in compliance with A GAAP, however, no material measurement differences have been noted that would impact the financial position, operating profit or cash flows if such financial statements were prepared in accordance with US GAAP.

       (b)    Foreign Currency Translation

              The financial statements to which these notes relate are presented in Australian dollars (`$').

              Foreign currency transactions are initially translated into Australian currency at the rate of exchange at the date of the transaction. At balance date, amounts payable to and by the company in foreign currencies are translated to Australian currency at the rates of exchange current at balance date. Resulting exchange differences are brought to account in determining the profit or loss for the period.

                  TRANSFIELD - STOLT COMEX SEAWAY JOINT VENTURE
                              NOTES TO THE ACCOUNTS

                        FOR THE PERIOD ENDED 30 JUNE 1995

        (c)   Employee Entitlement

              Liabilities for wages, salaries, annual leave, long service leave, termination payments, other payments prescribed by the contracts of employment and superannuation are measured as the amounts unpaid at the reporting date at current pay rates in respect of employees' service to that date.

       (d) Depreciation of Plant and Equipment.

              Depreciation is calculated on a diminishing value basis to write off the net cost of each item of property, plant and equipment over its expected useful life.

       (e)    Inventories

              Inventories of consumable items are recorded at the lower of cost and net realisable value.

       (f)    Work in Progress

              Work in progress is calculated on the percentage complete basis of each construction milestone, less progress billings at the balance sheet date.

       (g)    Provision for Losses

              Due provisions made in full to provide for any estimated losses on parts of all offshore works to be completed after the end of the current period.

       (h)    Income Tax

              As the Joint Venture is not a separate legal entity no income tax is payable by the Joint Venture and accordingly no provision for income tax has been raised in this financial report. Any tax payable is to be accounted for by each Joint Venture Party.

       (i)    Cash

              For purposes of the statement of cash flows, cash includes deposits at call which are readily convertible to cash on hand and which are used in the cash management function on a day-to-day basis, where applicable, net of outstanding bank overdrafts.

                  TRANSFIELD - STOLT COMEX SEAWAY JOINT VENTURE

                              NOTES TO THE ACCOUNTS

                        FOR THE PERIOD ENDED 30 JUNE 1995

                                                                                                                1995
                                                                                                             A$' 000
3.    CURRENT ASSETS - Cash

      Cash at bank and on hand                                                                                 3,317
                                                                                                               -----
                                                                                                               -----

4.    CURRENT ASSETS - Receivables

      Trade debtors                                                                                            5,976
      Other debtors                                                                                              351
                                                                                                                 ---
                                                                                                               6,327
                                                                                                               -----
                                                                                                               -----

5.    CURRENT ASSETS - Work in Progress

      Gross amount                                                                                            74,421
      Less:  Progress payments billed                                                                       (61,123)
                                                                                                            -------

                                                                                                              13,298
                                                                                                              ------
                                                                                                              ------

6.    CURRENT ASSETS - Inventories

      Fuel and gas stocks                                                                                        658
                                                                                                                 ---
                                                                                                                 ---

7.    PLANT AND EQUIPMENT

      Plant and equipment - at cost                                                                              203
      Less: Accumulated depreciation                                                                             145
                                                                                                                 ---
                                                                                                                  58
                                                                                                                  --
                                                                                                                  --

8.    CURRENT LIABILITIES - Creditors and Borrowings

      Trade creditors - external                                                                               6,486
      Trade creditors - SCS Group related                                                                      7,178
      Trade creditors - Transfield Group related                                                                 410
                                                                                                                 ---
                                                                                                              14,074
                                                                                                              ------
                                                                                                              ------

                  TRANSFIELD - STOLT COMEX SEAWAY JOINT VENTURE

                              NOTES TO THE ACCOUNTS

                        FOR THE PERIOD ENDED 30 JUNE 1995

                                                                                                                1995
                                                                                                             A$' 000
9.    CURRENT LIABILITIES - Provisions

      Payroll provisions and accruals                                                                            930
                                                                                                                 ---
                                                                                                                 ---

10.   CONTINGENT LIABILITIES

      Estimated costs associated with workers compensation

      claim                                                                                                       50
                                                                                                                  --
                                                                                                                  --

11.   LEASE COMMITMENTS

      There were no operating leases in place during the period or at the period end.

12.   RECEIVABLES AND PAYABLES DENOMINATED IN FOREIGN CURRENCIES

      All such receivables and payables are either effectively hedged through the banks of the Joint Venturers or receivables will match payables in the relevant currencies when paid out.

13.   AUDITORS REMUNERATION

      Amounts due to the Auditors for the period 11 January 1994 to 30 June 1995 for:

      Auditing the Accounts of the Joint Venture                                                                   6
      Other Services                                                                                               -

                                                                                                                ----
                                                                                                                   6
                                                                                                                   -
                                                                                                                   -

14.   CAPITAL COMMITMENTS

      The Joint Venture had no outstanding capital commitments at the end of the period

                  TRANSFIELD - STOLT COMEX SEAWAY JOINT VENTURE

                              NOTES TO THE ACCOUNTS

                        FOR THE PERIOD ENDED 30 JUNE 1995

15. RECONCILIATION OF OPERATING PROFIT TO NET CASH INFLOW FROM OPERATING ACTIVITIES

                                                                                                          1995
                                                                                                         A$'000

       Operating profit                                                                                    8,654
       Depreciation and amortisation                                                                         145
       Change in operating assets and liabilities                                                         (5,279)
                                                                                                          ------
       Net cash inflow from operating activities                                                           3,520
                                                                                                           -----
                                                                                                           -----


16.   RELATED PARTIES

      Joint Venture Operations

      The Joint Venture was formed between Transfield Construction Pty Ltd and Stolt Comex Seaway (Australia) Pty Ltd in 1994. The Joint Venture is owned 50% by each of its parties, and the profits and losses arising from the Joint Venture are distributed according to their ownership percentage. The Joint Venture was created with a capital contribution by Stolt Comex Seaway (Australia) Pty Ltd in the amount of $650,000 and an amount of $854,000 from Transfield Construction Pty Ltd which was repaid during the first year of operations.

      Managers

      The following entities acted as manager of the Joint Venture during the period:

      Transfield Construction Pty Ltd
      Stolt Comex Seaway (Australia) Pty Ltd

      Other Related Parties

      A Joint Venture Party, Transfield Construction Pty Ltd, has provided construction services to the Transfield - Stolt Comex Seaway Joint Venture for several years on commercial terms and conditions.

                  TRANSFIELD - STOLT COMEX SEAWAY JOINT VENTURE
                              NOTES TO THE ACCOUNTS

                        FOR THE PERIOD ENDED 30 JUNE 1995

      A Joint Venture Party, Stolt Comex Seaway (Australia) Pty Ltd, has provided vessel services to the Transfield - Stolt Comex Seaway Joint Venture for several years on commercial terms and conditions.

      The Joint Venture has traded with other related parties as follows:

      The aggregate amounts included in the determination of operating profit before income tax that resulted from transactions with the related parties were:

                                                                                             1995
                                                                                            A$'000
            Fabrication and Construction Expenditure

                Transfield Construction Pty Ltd                                               1,214
                Transfield Property Pty Ltd                                                      19
                Transfield Shipping Pty Ltd                                                      26

            Vessel and Equipment Expenditure

                Stolt Comex Seaway (Australia) Pty Ltd                                        9,503
                Stolt Comex Seaway SA                                                         3,907
                Stolt Comex Seaway Limited                                                    1,966

        The aggregate amounts brought to account in relation to other transactions with each of the related parties:

            Trade Creditors

                Transfield Construction Pty Ltd                                                 372
                Transfield Property Pty Ltd                                                      21
                Transfield Ship Building Pty Ltd                                                 16
                Stolt Comex Seaway (Australia) Pty Ltd                                        4,780
                Stolt Comex Seaway SA                                                         1,875
                Stolt Comex Seaway Limited                                                      523

            Other Debtors

                Transfield Construction Pty Ltd                                                  14
                Stolt Comex Seaway (Australia) Pty Ltd                                          234